INVESCO VARIABLE INVESTMENT FUNDS, INC.
                      INVESCO VIF-Small Company Growth Fund

                  Supplement to Prospectus Dated April 30, 2002


The section of the Prospectus entitled "Portfolio Manager" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     STACIE L. COWELL, a senior vice president of INVESCO, is the lead portfolio manager of the Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

     CAMERON COOKE is the co-portfolio manager of the Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.

The date of this Supplement is July 2, 2002.